UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒                                  Emerging growth company

☒                                  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 8.01 Other Events

On May 17, 2018, Boot Barn Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, J.P. Morgan Securities LLC and Jefferies LLC (the “Underwriters”), and the selling stockholders named in Schedule 2 to the Underwriting Agreement (the “Selling Stockholders”), relating to an underwritten public offering (the “Offering”) by the Selling Stockholders of 7,211,813 shares of the Company’s common stock (collectively, the “Shares”), at a price to the Underwriters of $23.25 per Share.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company will pay the expenses, other than underwriting discounts, associated with the sale of Shares by the Selling Stockholders. The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-221728) initially filed with the Securities and Exchange Commission on November 22, 2017, and the related prospectus supplement and accompanying prospectus. The Offering is expected to close on or about May 22, 2018, subject to customary closing conditions.

The Company will not receive any proceeds from the sale of the Shares by the Selling Stockholders. Certain of the Selling Stockholders will exercise stock options to purchase all or a portion of the Shares they are selling in the Offering. The Company will use the proceeds it receives from these stock option exercises for general corporate purposes. A copy of the opinion of Morgan, Lewis & Bockius LLP relating to the legality of the sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 17, 2018, by and among Boot Barn Holdings, Inc., J.P. Morgan Securities LLC, Jefferies LLC and the selling stockholders named in Schedule 2 thereto
5.1	Opinion of Morgan, Lewis & Bockius LLP
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date: May 21, 2018	By:	/s/ Gregory V. Hackman
		Name:	Gregory V. Hackman
		Title:	Chief Financial Officer